UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (617) 354-0068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 8, 2022, CarGurus, Inc. (the “Company”) announced that its Board of Directors authorized a new share repurchase program (the “Share Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its Class A common stock for an aggregate purchase price not to exceed $250 million. Share repurchases under the Share Repurchase Program may be made through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and transactions that may be effected pursuant to one or more plans under Rule 10b5-1 and/or Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Share Repurchase Program does not obligate the Company to repurchase any minimum dollar amount or number of shares. The Share Repurchase Program has an expiration date of December 31, 2023, and prior to its expiration may be modified, suspended, or discontinued by the Company’s Board of Directors at any time without prior notice. A copy of the press release announcing the Share Repurchase Program is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of CarGurus, Inc. dated December 8, 2022.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGURUS, INC.

Date: December 8, 2022	By:	/s/ Javier Zamora
	Name:	Javier Zamora
	Title:	General Counsel and Corporate Secretary